Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 30, 2022 between Mobiquity Technologies, Inc., a New York corporation (“Company”), and Walleye Opportunities Master Fund Ltd, a Cayman Islands company (the “Investor” or the “Purchaser”).

WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, (i) a senior secured 20% OID promissory note in the form set forth in Appendix A hereto (the “Note”), in an aggregate original principal amount of $1,437,500, and (ii) a warrant in the form set forth in Appendix B (the “Warrant”), subject to the terms and conditions therein contained;

WHEREAS, Spartan Capital Securities LLC (“Placement Agent”) is acting as the exclusive placement agent for the offering of the Note and the Warrant contemplated by this Agreement (“Offering”); and

WHEREAS, the Company and the Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration requirements of the Securities Act afforded by the provisions of Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder by the SEC.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I. DEFINITIONS

Section 1.01          Definitions. In addition to the terms defined elsewhere in this Agreement:

(a)           capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Note (as defined herein), and

(b)           the following terms have the meanings set forth in this Agreement:

“$” or “USD” means United States Dollars.

“Action” shall have the meaning ascribed to such term in Section 3.01(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“BHCA” shall have the meaning ascribed to such term in Section 3.01(nn).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

“Buy-In Price” shall have the meaning ascribed to such term in Section 4.01(c).

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“Closing” means the closing of the purchase and sale of the Securities pursuant to section 2.01.

“Closing Date” means for any Securities, the Business Day when: (i) all of the Transaction Documents for such Securities have been executed and delivered by the applicable parties thereto, and conditions precedent to the Investor’s obligations to pay the Subscription Amount; and (ii) the Company’s obligations to deliver such Securities have been satisfied or waived.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Confidential Investor Questionnaire” means the Confidential Investor Questionnaire attached as Appendix C hereto.

“Conversion Shares” means the shares of Common Stock issuable upon the default conversion set forth in the Note.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.01(jj).

“DTC” shall have the meaning ascribed to such term in Section 3.01(w).

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.01(m).

“Exempt Issuance” means the issuance of: (i) shares of Common Stock or options to employees, officers, or directors of the Company pursuant to any stock or (ii) option plan duly adopted by a majority of the Board of Directors of the Company or a majority of the members of a committee of directors established for such purpose.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.01(s).

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Reserve” shall have the meaning ascribed to such term in Section 3.01(nn).

“GAAP” shall have the meaning ascribed to such term in Section 3.01(h).

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.01(m).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Incentive Shares” shall have the meaning ascribed to such term in Section 2.04.

“Incentive Shares Delivery Deadline” shall have the meaning ascribed to such term in Section 2.04.

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“Indebtedness” shall have the meaning ascribed to such term in Section 3.01(aa).

“Intellectual Property” mean any and all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or material for use in connection with its business and which the failure to so have could reasonably be expected to have a Material Adverse Effect.

“Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.01(jj).

“Laws” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of a governmental authority.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.01(c).

“Liens” shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.01(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.01(n).

“MFN Right” shall have the meaning ascribed to such term in Section 4.13.

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.01(oo).

“Note” shall have the meaning ascribed to such term in the recitals hereof.

“Notice Termination Time” shall have the meaning ascribed to such term in Section 4.14(c).

“OFAC” shall have the meaning ascribed to such term in Section 3.01(ll).

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.14(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” shall have the meaning ascribed to such term in Section 4.03(a).

“Placement Agent” has the meaning ascribed to such term in the recitals hereof.

“Present Terms” shall have the meaning ascribed to such term in Section 4.13.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.11(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.11(b).

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“Registrable Securities” means, as of any date of determination, (a) the Incentive Shares, (b) the Warrant, (c) all Warrant Shares then issued and issuable upon exercise of the Warrant (assuming on such date the Warrant is exercised in full without regard to any exercise limitations therein), (d) all Conversion Shares then issued and issuable upon conversion of the Note (assuming on such date the Note are exercised in full without regard to any exercise limitations therein), (e) any additional shares of Common Stock then issued and issuable in connection with any anti-dilution provisions in the Note or Warrant (assuming on such date that the Note is converted or Warrant is exercised in full without regard to any exercise limitations therein), and (f) any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Investor in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the Investor (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.01(e).

“Required Minimum” means, as of any date, a number equal to the greater of (i) the aggregate number of shares of Common Stock then issued pursuant to the Transaction Documents and (ii) the maximum aggregate number potentially issuable in the future pursuant to the Transaction Documents as of such date, including any Underlying Securities, ignoring any conversion or exercise limits set forth therein.

“Required Minimum Failure” shall have the meaning ascribed to such term in Section 4.07(a).

“Required Minimum Failure Payments” shall have the meaning ascribed to such term in Section 4.07(a).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.01(h).

“Securities” means the Note, the Warrant and the Underlying Securities.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Standard Settlement Period” shall have the meaning ascribed to such term in Section 4.01(c).

“State Securities Laws” means the securities (or “blue sky”) rules, regulations or other similar laws of a particular state.

“Stockholder Approval” shall have the meaning ascribed to such term in Section 4.08.

“Stockholder Meeting” shall have the meaning ascribed to such term in Section 4.08.

“Stockholder Meeting Deadline” shall have the meaning ascribed to such term in Section 4.08.

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“Subscription Amount” means, $1,150,000, in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.14(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.14(b).

“Subsequent Financing Terms” shall have the meaning ascribed to such term in Section 4.13.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.01(a) hereto and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Subsidiary Guarantee” means the Subsidiary Guarantee made by each Subsidiary in favor of the Investor, executed and delivered simultaneously with this Agreement, in the form of Appendix E attached hereto, as amended or supplemented from time to time.

“Termination Date” means a date determined by the Company on which the offering of the Securities shall terminate.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Note, the Warrants, the Underlying Securities, the Security Agreement, the Subsidiary Guarantee and all appendices, exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means the transfer agent of the Company. As of the date of this Agreement, the Transfer Agent is Continental Stock Transfer & Trust Company.

“Triggering Financing” means any securities, capital raising, loan, investment or other transaction, or series of related transactions, resulting in an equity financing (including convertible debt) of the Company in an amount of $3,000,000 or more.

“Underlying Securities” means the Warrant Shares, the Conversion Shares and the Incentive Shares.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(b).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Investor and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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“Warrant” shall have the meaning ascribed to such term in the recitals hereof.

“Warrant Coverage Number” means, with respect to the Investor, the (A) product of (i) the Subscription Amount of such Investor hereunder, and (ii) 100% divided by (B) the “Exercise Price” then in effect (and as defined) under the Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.

ARTICLE II. PURCHASE AND SALE

Section 2.01        Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Investor agrees to purchase, the Securities. At the Closing, the Investor shall deliver, via wire transfer, immediately available funds equal to the Investor’s aggregate Subscription Amount to the Company and the Company shall deliver to the Investor its Note and Warrant. The Company and the Investor shall deliver the other items set forth in Section 2.02 deliverable at the Closing. Upon satisfaction of the conditions set forth in Section 2.02 and Section 2.03, the Closing shall occur at the offices of Placement Agent, or such other location as the parties shall mutually agree or may be closed remotely by electronic delivery of documents.

Section 2.02          Closing Deliverables.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Company the following:

(i)               this Agreement executed by the Company;

(ii)              the Note, registered in the name of the Investor, with an original principal amount equal to $1,437,500;

(iii)            the Warrant, registered in the name of the Investor, for the purchase of such Investor’s Warrant Coverage Number of shares of Common Stock;

(iv)             the duly executed Subsidiary Guarantee;

(v)              the duly executed Security Agreement;

(vi)            evidence satisfactory to the Investor of the repayment in full and satisfaction of all of the Company’s obligations owing under that certain Note dated as of June 18, 2020 in the principal amount of $150,000 (SBA Loan # 8501337908) (the “SBA Note”) issued by the Company to the U.S. Small Business Administration (the “SBA”) in consideration for the advance of by the SBA of a loan to the Company in the amount of $150,000 (the “SBA Loan”), and the release of any security interest in the assets of the Company granted to the SBA in connection with the SBA Loan; provided without limiting the foregoing, that upon delivery of the foregoing evidence with respect to the repayment of the SBA Loan, the Investor shall be permitted make any filings necessary to terminate any UCC financing statements filed in connection with the SBA Loan;

(vii)            a duly executed copy of a letter agreement in form and substance satisfactory to the Investor by and among Gene Salkind, Catherine Salkind and the Investor, pursuant to which the parties thereto agree to the subordination of (A) the Company’s outstanding obligations under, and all security interests and liens on the assets of the Company and its Subsidiaries granted in connection with, that certain Second Amended and Restated 15% Senior Secured Convertible Promissory Note of the Company dated April 1, 2021 in the original principal amount of $1,990,000, issued by the Company to Gene Salkind and Catherine Salkind (the “Gene and Catherine Salkind Note”) to (B) the Company’s obligations under the Note to the Investor and all security interests and liens on the assets of the Company and its Subsidiaries granted in connection with the Note and other Transaction Documents, together with evidence that any UCC financing statements filed in connection with the security interest securing the Gene and Catherine Salkind Note have been terminated;

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(viii)           a duly executed copy of a payoff letter in form and substance satisfactory to the Investor made by Marital Trust GST Subject U/W/O Leopold Salkind (“Salkind Trust”), evidencing (A) the payment in full and satisfaction of all of the Company’s obligations owing under that certain Second Amended and Restated 15% Senior Secured Convertible Promissory Note of the Company dated April 1, 2021 in the original principal amount of $460,000, issued by the Company to Marital Trust GST Subject U/W/O Leopold Salkind (the “Salkind Trust Note”), and (B) the release of any security interest in the assets of the Company and its subsidiaries granted to Salkind Trust in connection with Salkind Trust Note, together with evidence that any UCC financing statements filed in connection with the security interest securing the Salkind Trust Note have been terminated;

(ix)             a duly executed copy of a voting agreement in form and substance satisfactory to the Investor by Gene Salkind, Catherine Salkind, Salkind Trust and any affiliates thereof (collectively, the “Salkind Parties”) for the benefit of the Investor (the “Salkind Voting Agreement”), pursuant to which Salkind Voting Agreement the Salkind Parties shall agree to vote any and all shares of Common Stock or other capital stock of the Company owned, directly or indirectly by such Salkind Parties in favor of any proposal to issue a number of Conversion Shares to the Investor that would require approval of the Company’s stockholders in order for such issuance to be in compliance with Nasdaq Rule 5635(a)(1) and/or 5635(d), or any other applicable rules and regulations of the principal Trading Market; and

(x)               an officer’s certificate of the Company certifying the Company’s: (A) certified charter (or similar formation document); (B) good standing certificate in its state of incorporation (or formation); (C) bylaws (or similar governing document); (D) resolutions of the Board of directors (or similar governing body) approving and authorizing the execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby.

(b)           On or prior to the Closing Date, the Investor shall deliver or cause to be delivered to the Company the following:

(i)               this Agreement executed by the Investor;

(ii)              such Investor’s Subscription Amount by wire transfer to the Company pursuant to the wiring instructions set forth in Section 2.03(c), less any deduction for legal expense reimbursement to Investor permitted pursuant to Section 5.02; and

(iii)             a duly completed and signed Confidential Investor Questionnaire along with such other duly completed and signed questionnaires as may be requested by the Company.

Section 2.03          Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)               the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Investor contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)              all obligations, covenants and agreements of the Investor required to be performed at or prior to the Closing Date shall have been performed; and

(iii)             the delivery by the Investor of the items set forth in Section 2.02(b) of this Agreement.

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(b)           The obligations of the Investor hereunder in connection with the Closing are subject to the following conditions being met:

(i)               the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)              all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)             the delivery by the Company of the items set forth in Section 2.02(a) of this Agreement;

(iv)            no condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing; and

(v)              trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Investor, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(c)            The wiring instructions for the Company shall be as follows:

Mobiquity Technologies, Inc.

Capital One Bank

ABA #: xxxxxxxxxx

Acct. #: xxxxxxxxxx

Mobiquity Technologies, Inc.

35 Torrington Lane Shoreham, NY 11786

Section 2.04          Incentive Shares. As additional consideration for the Investor’s purchase of the Note and the Warrant hereunder, the Company shall issue to the Investor, by no later than five (5) Business Days from the date hereof (the “Incentive Shares Delivery Deadline”), a number of shares of the Company’s Common Stock equal to 20% of the Subscription Amount (without regard for any beneficial ownership limitations) divided by the lower of (i) the closing price of the Common Stock on the date immediately prior to the Closing Date or (ii) the average of the VWAP of the Company’s Common Stock during the five (5) Trading Day period immediately prior to and ending on the date immediately prior to the Closing Date (the “Incentive Shares”). The Company shall instruct the Transfer Agent to issue one (1) certificate or book entry statement, representing the Incentive Shares issuable to the Investor, immediately upon the Company's execution of this Agreement, and shall cause the Transfer Agent to deliver such certificate or book entry statement to the Investor on or before the Incentive Shares Delivery Deadline. The failure by the Company to cause the Transfer Agent to deliver to the Investor the certificates or book entry representing the Incentive Shares issuable to such Investor hereunder on or prior to the Incentive Shares Delivery Deadline shall be an immediate default under this Agreement, the Note, the Warrant and any other documents or agreements executed in connection with the transactions contemplated under the Transaction Documents. The Incentive Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Company’s Common Stock. For the avoidance of doubt, the Incentive Shares shall be deemed fully earned by the Investor as of the date hereof and the Investor shall be deemed to be the holder of the Incentive Shares on the Closing Date regardless of the delivery of the book entry confirmation or physical certificate. The number of Incentive Shares to be issued to the Investor is set forth on the Investor’s signature page hereto.

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ARTICLE III. REPRESENTATIONS AND WARRANTIES

Section 3.01          Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Investor as of the date hereof:

(a)           Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth in its SEC filings and/or on Schedule 3.01(a). Except as set forth on Schedule 3.01(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification. Except as set forth on Schedule 3.01(b), the Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective formation document, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a Material Adverse Effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or (ii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i) or (ii), a “Material Adverse Effect”; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (A) general economic or political conditions, (B) conditions generally affecting the industry in which the Company operates, (C) any changes in financial or securities markets in general, (D) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof, (E) any pandemic, epidemics or human health crises (including COVID-19), (F) any changes in applicable laws or accounting rules (including GAAP), (G) the announcement, pendency or completion of the transactions contemplated by this Agreement, or (H) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of the Investor) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement.

(i)               The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. Subject to obtaining the Required Approvals, this Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(ii)              With respect to the Subsidiary Guarantee and the Security Agreement, each of the Subsidiaries has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by such agreements and otherwise to carry out its respective obligations thereunder. The execution and delivery of the Subsidiary Guarantee and the Security Agreement, and the consummation by the Subsidiaries of the transactions contemplated thereby have been duly authorized by all necessary action on the part of each of the Subsidiaries, and no further action is required by the respective entities, its officers, directors, managers or its members in connection therewith. The Subsidiary Guarantee and the Security Agreement have been (or upon delivery will have been) duly executed by the respective Subsidiaries and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of each of the Subsidiaries enforceable against such Subsidiary in accordance with its terms, except (A) as listed by general equitable principals and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (C) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d)           No Conflicts. Except as set forth on Schedule 3.01(d), the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not, subject to the Required Approvals, (i) conflict with or violate any provision of the Company’s or any Subsidiary’s formation documents, bylaws or other organizational or charter documents, (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities Laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals. Except as set forth on Schedule 3.01(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Underlying Securities for trading thereon in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state or federal securities Laws (collectively, the “Required Approvals”).

(f)            Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Underlying Securities, when issued upon conversion of the Note, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company shall reserve from its duly authorized capital stock a number of shares of Common Stock issuable pursuant to the Note equal to the amount set forth in Section 4.9.

(g)           Capitalization. The capitalization of the Company is as set forth on Schedule 3.01(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than as set forth on Schedule 3.01(g), pursuant to the exercise of employee stock awards under the Company’s equity incentive plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans, the issuance of shares of Common Stock or Common Stock Equivalents pursuant to agreements outstanding as of the date of the most recently filed periodic report under the Exchange Act and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.01(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of the securities of the Company to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities Laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Other than the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Underlying Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

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(h)           SEC Reports; Financial Statements. To the Company’s knowledge, since December 31, 2021, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). On December 1, 2022, the Company filed a Form 10-K/A (Amendment No. 2) (the “Second 10-K Amendment”), for the fiscal year ended December 31, 2021, to amend certain disclosures in previously filed SEC Reports. As of such filing date, the Company believes that the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and that none of the SEC Reports, as amended by the Second 10-K Amendment, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, as amended by the Second 10-K Amendment, comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)            Material Changes; Undisclosed Events, Liabilities or Developments. Other than as set forth on Schedule 3.01(i) since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, to the best of the Company’s knowledge (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information. To the knowledge of the Company, except for the issuance of the Securities contemplated by this Agreement or as set forth in its SEC filings and/or on Schedule 3.01(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities Laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(j)            Litigation. Except as set forth on Schedule 3.01(j), there is no action, suit, notice of violation, Proceeding or investigation, inquiry or other similar Proceeding of any federal or state governmental authority pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the Company’s knowledge any director or officer thereof, is or has been the subject of any Action involving the Company and a claim of violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. To the knowledge of the Company, the SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

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(k)           Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no effort is underway to unionize or organize the employees of the Company or any Subsidiary. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign Laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.01(k), there is no workmen’s compensation liability matter, employment- related charge, complaint, grievance, investigation, inquiry or obligation of any kind pending, or to the Company’s knowledge, threatened, relating to an alleged violation or breach by the Company or its Subsidiaries of any law, regulation or contract that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)            Compliance. Except as set forth on Schedule 3.01(l), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local Laws and regulations relating to taxes, securities, environmental protection, occupational health and safety, product quality and safety, and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)          Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign Laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including Laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)           Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any written notice of Proceedings relating to the revocation or modification of any Material Permit.

(o)           Title to Assets. Except as set forth on Schedule 3.01(o), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. To the Company’s knowledge, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

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(p)           Intellectual Property.

(i)               Except as set forth on Schedule 3.01(p), the Company owns or possesses or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of the Company as presently conducted, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(ii)              The Company has no knowledge that the Intellectual Property interferes with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties, and the Company has no knowledge that facts exist which indicate a likelihood of the foregoing. The Company has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of the Company, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(q)           Insurance. The Company and the Subsidiaries have directors and officers insurance coverage of $1,500,000. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)            Transactions With Affiliates. Except as set forth on Schedule 3.01(r), none of the current officers, directors or Affiliates of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director, Affiliate or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock award agreements under any equity incentive plan of the Company.

(s)           Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in its SEC filings and/or in Schedule 3.01(s), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls as set forth in the SEC Reports. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t)            Certain Fees. Other than as set forth on Schedule 3.01(t), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.01(t) that may be due in connection with the transactions contemplated by the Transaction Documents.

(u)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

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(v)           Registration Rights. Other than as set forth on Schedule 3.01(v), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w)          Listing and Maintenance Requirements. Except as disclosed in SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements, except that the Company anticipates complying with the annual meeting requirements in March 2023. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company (“DTC”) or another established clearing corporation and the Company is current in payment of the fees to the DTC (or such other established clearing corporation) in connection with such electronic transfer. The Company is not subject to any “chill” issued by the DTC.

(x)           Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s formation documents (or similar charter documents) or the Laws of its state of incorporation that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

(y)           Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting transactions in securities of the Company. The press releases disseminated by the Company since December 31, 2021 do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.02 hereof.

(z)            No Integrated Offering. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 3.02, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)         Solvency. The Company has not filed for reorganization or liquidation under the bankruptcy or reorganization Laws of any jurisdiction. Schedule 3.01(aa) sets forth as of the time immediately following the Closing hereof all outstanding Indebtedness of the Company or any Subsidiary. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3.01(aa) or as would not have a Material Adverse Effect, neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb)         Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

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(cc)         Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of Law, or (iv) violated any provision of the FCPA.

(dd)         Accountants. The Company’s accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(ee)         Acknowledgment Regarding the Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ff)           Acknowledgement Regarding the Purchaser’s Trading Activity. Notwithstanding anything in this Agreement or elsewhere to the contrary, it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, short sales or “derivative” transactions, before or after the Closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) the Purchaser, and counter-parties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(gg)         Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Securities, or (ii) paid or agreed to pay to any Person any compensation for soliciting another to purchase the Securities or any other securities of the Company.

(hh)         Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.02, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

(ii)           No General Solicitation. Neither the Company nor, to the Company’s knowledge, any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

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(jj)           No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any Person, including a placement agent, who will receive a commission or fees for soliciting purchasers (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder. Notwithstanding the above, the Company has specifically advised the Purchaser of certain prior disciplinary actions related to an officer/director of the Company which would not be designated a Disqualification Event.

(kk)         Notice of Disqualification Events. The Company will notify the Purchaser in writing, prior to the Closing Date of the Company becoming aware of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware.

(ll)           Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(mm)        U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Purchaser’s request.

(nn)         Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(oo)         Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(pp)         Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the Securities Act.

(qq)         The Company acknowledges and agrees that the representations contained in Section 3.02 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document, or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

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Section 3.02          Representations and Warranties of the Investor.

The Investor hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)           Authority; Organization. The Investor has full power and authority to enter into this Agreement and to perform all obligations required to be performed by it hereunder. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Own Account. Such Investor understands that the Securities are and Underlying Securities will be ‘restricted securities’ and have not been registered under the Securities Act or any applicable State Securities Law and is acquiring the Securities and any Underlying Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable State Securities Law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable State Securities Law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution the same (this representation and warranty not limiting such Investor’s right to sell the Securities in compliance with applicable federal and State Securities Laws) in violation of the Securities Act or any applicable State Securities Law. Such Investor is acquiring the Securities and any Underlying Securities in the ordinary course of its investment business.

(c)           Non-Transferrable. Such Investor agrees: (i) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (ii) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (iii) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(d)           Investor Status. Such Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. The undersigned has completed the Confidential Investor Questionnaire contained in Appendix C and the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the Closing Date. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e)           Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)            General Solicitation. Such Investor undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

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(g)           Confidentiality. Other than to other Persons party to this Agreement and its advisors who have agreed to keep information confidential or have a fiduciary obligation to keep such information confidential, such Investor has maintained the confidentiality of all disclosures made to it in connection with the transaction (including the existence and terms of this transaction).

(h)           Information from Company. Such Investor and its representatives or investment managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information presented by the Company in this Agreement and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the Offering and sale of the Securities and anything set forth in the Transaction Documents. Neither the Investor nor the Investor’s representatives or investment managers, if any, have been furnished any offering literature by the Company or any of its Affiliates, associates or agents other than the Transaction Documents, and the agreements referenced therein.

(i)            Matters Concerning the Placement Agent. Such Investor acknowledges that the Placement Agent is acting as the exclusive Placement Agent for the Offering and that the Placement Agent will receive a cash commission and non-accountable expense allowance of $90,000. The Placement Agent is acting as placement agent for the Company, and, in that capacity, is not acting as investment advisor to the Investor in connection with the Securities being offered in this Offering. The Investor must make his own investment decisions. In making those decisions, the Investor should be aware that the Placement Agent will receive a placement fee as described above.

ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES

Section 4.01           Transfer Restrictions.

(a)           The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. The Securities may not be sold or transferred by the Investor without the written consent of the Company, which shall not be unreasonably withheld. As a condition of such sale or transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Investor under this Agreement.

(b)           The Investor agrees to the imprinting by the Transfer Agent of its normal restrictive legend on all common share certificates or book entry statements issued to the Investor, so long as is required by this Section 4.01, and/or of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities have been registered for resale pursuant to a registration statement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(c)           Certificates evidencing the Underlying Securities shall not contain any legend (including the legend set forth in Section 4.01(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Securities pursuant to Rule 144 (assuming cashless exercise of the Warrant), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall, at its expense, cause its counsel to issue a legal opinion to the Transfer Agent or such Purchaser promptly if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by the Purchaser, respectively subject to compliance with the holding period requirements of Rule 144 (for the avoidance of doubt, the Company shall pay all costs associated with its counsel’s reliance opinions). If all or any portion of the Note is converted or Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Securities, or if such Underlying Securities may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) then such Underlying Securities shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 4.01(c), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by the Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Securities, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of such Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Underlying Securities, as applicable, issued with a restrictive legend. In addition to such Purchaser’s other available remedies, the Company shall pay to Purchaser, in cash, as partial liquidated damages and not as a penalty, 2% of the total of the value of the Underlying Securities for which the removal of the legend is sought (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) for each full month that said opinion is not delivered after the Legend Removal Date until such certificate is delivered without a legend.

(d)           In addition to such Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Securities (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.01(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to the Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by the Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Underlying Securities that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the average of the closing sale prices of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Underlying Securities (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

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(e)           The Purchaser agrees with the Company that it will sell any Securities only pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.01 is predicated upon the Company’s reliance upon this understanding.

Section 4.02          Acknowledgment of Dilution. The Company acknowledges that the issuance of the Underlying Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Securities pursuant to the Securities, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 4.03           Piggyback Registration Rights.

(a)           Right to Piggyback.

(i)               Whenever the Company after the date of a Triggering Financing is required or proposes to register any of its equity securities under the Securities Act (including primary and secondary registrations, and other than pursuant to an Excluded Registration) (a “Piggyback Registration”), the Company will give at least thirty (30) days prior written notice to the Holder of its intention to effect such Piggyback Registration and, subject to the terms of Sections 4.03(b) and 4.03(c), will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after delivery of the Company’s notice. Such written requests for inclusion will inform the Company of the number of Registrable Securities the Holder wishes to include in such registration statement. If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder will nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Any participating Holders may withdraw its request for inclusion at any time prior to executing the underwriting agreement, or if none, prior to the applicable registration statement becoming effective.

(ii)              If a Registration Statement under which the Company gives notice under this Section 4.03 is for an underwritten offering, then the Company will so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 4.03 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting will enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting will be excluded and withdrawn from the registration but are eligible for a future registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons will be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” will be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b)           Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration: (i) first, the securities the Company proposes to sell, (ii) second, any Investor Registrable Securities requested to be included in such registration by any Investor which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among such Investors on the basis of the number of Registrable Securities owned by each such Investor, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

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(c)           Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s equity securities and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration: (i) first, the securities requested to be included therein by the Holders initially requesting such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the participating Holders holding such Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such participating Holders which, in the opinion of the underwriters, can be sold without any such adverse effect, (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d)           Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 4.03, whether or not any holder of Registrable Securities has elected to include securities in such registration. The Company shall give prompt written notice of such termination to all participating Holders.

(e)           Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the legal counsel for the Company, the investment banker(s) and manager(s) for the offering shall be selected by the Company.

Section 4.04          Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Investor in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investor.

Section 4.05         Publicity. The Company and the Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor the Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company with respect to any press release of the Investor, or without the prior consent of the Investor with respect to any press release of the Company mentioning such Investor, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

Section 4.06         Indemnification of Investor. The Company shall indemnify, reimburse and hold harmless the Investor and its respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from: (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; and (ii) any action instituted against such Indemnitee in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Indemnitee, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Indemnitee’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Indemnitee may have with any such stockholder or any violations by such Indemnitee of state or federal securities laws or any conduct by such Indemnitee which results from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction).

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Section 4.07          Reservation of Underlying Securities.

(a)           The Company shall at all times maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amounts as may then be required to fulfill its obligations in full under the Transaction Documents. If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date (a “Required Minimum Failure”), then, in addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Required Minimum Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the date such Required Minimum Failure is cured; provided that such liquidated damages shall not exceed in the aggregate to twenty-five percent (25.0%) of such Purchaser’s aggregate Subscription Amount. The payments to which the Purchaser shall be entitled pursuant to this Section 4.07(a) are referred to herein as “Required Minimum Failure Payments.” Required Minimum Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Required Minimum Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Required Minimum Failure is cured.  In the event the Company fails to make Required Minimum Failure Payments in a timely manner, such Required Minimum Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Required Minimum Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(b)           Upon the occurrence of a Required Minimum Failure, the Company’s Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after the first date on which such Required Minimum Reservation Failure occurred.

(c)           The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

Section 4.08         Stockholder Approval. If the Triggering Financing has not occurred by March 30, 2023, the Company shall file with the SEC a definitive proxy statement, in the form which has been previously reviewed by the Investor and their representatives, at the expense of the Company, for a meeting (special or otherwise) of holders of Common Stock (the “Stockholder Meeting”), soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions providing for the Company’s issuance of Common Stock pursuant to the terms of the Transaction Documents and in accordance with applicable law and the rules and regulations of the principal Trading Market without giving effect to any limitation on conversions set forth in the Transaction Documents (such affirmative approval being referred to herein collectively as the “Stockholder Approval”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions in connection with the Stockholder Approval, including, without limitation, by (x) causing the Board of Directors to unanimously recommend to the stockholders of the Company that they approve such resolutions, (y) using reasonable best efforts to cause its officers and directors who hold shares of Common Stock to be present at the Stockholder Meeting for quorum purposes (including by proxy) and (z) using reasonable best efforts to cause such officers and directors to vote their respective shares of Common Stock in accordance with the Board of Director’s recommendation. The Stockholder Meeting shall be promptly called and held not later than April 15, 2023 if so required pursuant to this Section 4.08 (the “Stockholder Meeting Deadline”). If the Stockholder Approval is not obtained by the Stockholder Meeting Deadline, the Company shall use its best efforts to obtain the Stockholder Approval until such approval is received at a subsequent stockholder meeting called for such purposes or at any subsequent annual meeting of its stockholders. For the avoidance of doubt, nothing in this Section 4.08 shall be construed to contravene the rights of the Investor or to limit the obligations of the Company set forth in the Transaction Documents, including Section 7 of the Note.

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Section 4.09          Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Investor. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Investor under applicable State Securities Laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Investor.

Section 4.10         Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for general working capital purposes and prepayment of the Company’s entire obligations outstanding in respect of the SBA Loan on the Closing Date (the “SBA Loan Prepayment”) and shall not use such proceeds: (i) for the satisfaction of any portion of the Company’s debt (other than (x) payment of trade payables in the ordinary course of the Company’s business and prior practices and (x) the SBA Loan Prepayment); (ii) for the redemption of any Common Stock or Common Stock Equivalents; (iii) for the settlement of any outstanding litigation; (iv) in violation of FCPA or OFAC regulations; or (v) to lend, give credit or make advances to any officers, directors, employees or Affiliates of the Company.

Section 4.11          Furnishing of Information; Public Information.

(a)           Until the time that the Purchaser does not own Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)           At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144 (i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to two percent (2.0%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for the Purchaser to transfer the Underlying Securities pursuant to Rule 144, provided that such liquidated damages shall not exceed in the aggregate to twenty-five percent (25.0%) of such Purchaser’s aggregate Subscription Amount.  The payments to which the Purchaser shall be entitled pursuant to this Section 4.11(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

Section 4.12          Subsequent Equity Sales. From the date hereof until such time as the Purchaser does not hold the Note, the Company shall be prohibited, unless agreed to by Purchaser, from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price; provided for the avoidance of doubt, “Variable Rate Transaction” shall not include any issuance of any Securities hereunder or under any Transaction Documents and/or any issuance of securities upon the exercise, exchange of or conversion of any Securities issued hereunder or under any Transaction Document. The Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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Section 4.13          Most Favored Nation. Purchaser, whether or not participating in a particular Subsequent Financing (defined below), shall have the right, exercisable at any time prior to the Notice Termination Time (defined below) for such Subsequent Financing, to accept the securities and terms of such Subsequent Financing in lieu of the Securities and the terms of this Agreement (“MFN Right”), subject to the terms and conditions set forth herein. If the Company receives such notice from Purchaser of the exercise of its MFN Right on or prior to the Notice Termination Time for such Subsequent Financing, then: (i) effective upon the closing of such Subsequent Financing, the terms of the Securities (and, if and to the extent relevant, the underlying securities) then held by Purchaser and this Agreement (collectively, “Present Terms”) shall automatically be amended by (x) substituting the form, mix and Present Terms of such securities (and, if and to the extent relevant, the underlying securities) with those of the securities issued in the Subsequent Financing (and, if and to the extent relevant, the underlying securities) (the “Subsequent Financing Terms”) and (y) incorporating by reference, mutatis mutandis, the Subsequent Financing Terms in lieu of the Present Terms; and (ii) thereafter, upon the reasonable request of the Company or Purchaser, the parties shall reasonably cooperate with each other in order to further or better evidence or effect such substitution(s) and amendment(s), and to otherwise carry out the intent and purposes of this Section, including the physical exchange of securities.

Section 4.14          Participation in Future Financings.

(a)           From the date hereof until the later of (i) the second (2nd) anniversary of the date hereof or (ii) such time as the Note is paid-off or converted in full, upon any issuance by the Company of Common Stock or Common Stock Equivalents for consideration (a “Subsequent Financing”), the Purchaser shall have the right to participate in any such Subsequent Financing in an amount equal to 20% of the amount of the Subsequent Financing (excluding any over-allotment amount) (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b)           Not later than the sixth (6th) Trading Day prior to the Trading Day of the expected announcement of the Subsequent Financing), the Company shall deliver to the Purchaser a written notice of the Company’s intention to effect a Subsequent Financing (a “Subsequent Financing Notice”), which notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet and transaction documents relating thereto as an attachment.

(c)           If Purchaser desires to participate in such Subsequent Financing, it shall provide written notice to the Company by no later than 6:30 am (New York City time) on the Trading Day that is five (5) Trading Days following date on which the Subsequent Financing Notice is delivered to such Purchaser (the “Notice Termination Time”) that such Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser’s participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from the Purchaser as of such Notice Termination Time, such Purchaser shall be deemed to have notified the Company that it does not elect to participate in such Subsequent Financing.

(d)           If, by the Notice Termination Time, the aggregate desired participation amount indicated by the Purchaser from whom the Company has received responses to a Subsequent Financing Notice is less than the total proposed amount of the applicable Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e)           The Company must provide the Purchaser with a second Subsequent Financing Notice, and the Purchaser will again have the right of participation set forth above in this Section 4.14, if the definitive agreement related to the initial Subsequent Financing Notice is not entered into for any reason on the terms set forth in such Subsequent Financing Notice within two (2) Trading Days after the date of delivery of the initial Subsequent Financing Notice.

(f)            Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of any other public offering of Common Stock or Common Stock Equivalents pursuant to a Registration Statement on Form S-1 or Form S-3 (other than a registered offering of Common Stock (or units consisting of Common Stock and warrants to purchase Common Stock) resulting in the listing for trading of the Common Stock on the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing)).

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ARTICLE V. MISCELLANEOUS

Section 5.01          [Reserved].

Section 5.02          Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement. The Company shall pay all fees of the Transfer Agent (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. In addition, the Purchaser shall be entitled to an expense reimbursement from the Company of up to $35,000 for their legal fees, which amount may be deducted from the funding of the Purchaser’s Subscription Amount at Closing.

Section 5.03          Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.04          Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) one Business Day after the date of transmission, if such notice or communication is delivered via email, at the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, with written confirmation of successful transmission; (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day; (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

Section 5.05         Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

Section 5.06         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided that such transfer complies with the terms of this Agreement and all applicable federal and State Securities Laws and that such transferee agrees in writing with the Company to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Investor.

Section 5.07         No Third-Party Beneficiaries. Except for the Placement Agent and the Indemnitees named herein, who are intended third-party beneficiaries of this Agreement, including the representations and warranties made by the Company hereunder, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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Section 5.08          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such Action or Proceeding.

Section 5.09         Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities and issuance of Underlying Securities.

Section 5.10          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a ‘.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such ‘.pdf” signature page was an original thereof.

Section 5.11          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 5.12          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Note, the Investor shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

Section 5.13         Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

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Section 5.14          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 5.15         Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor pursuant to any Transaction Document or the Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 5.16          [Reserved].

Section 5.17         Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

Section 5.18          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.19        WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date below.

MOBIQUITY TECHNOLOGIES, INC.

By:	/s/ Dean Julia
	Name:	Dean Julia
	Title:	CEO

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[INVESTOR SIGNATURE PAGE TO

sECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: __Walleye Opportunities Master Fund Ltd____________________________

Signature of Authorized Signatory of Investor: __/s/ William England______________________

Name of Authorized Signatory: _William England_____________________________________

Title of Authorized Signatory: _Chief Executive Officer of the Manager____________________

Email Address of Authorized Signatory: _____________________________________________

Address for Notice to Investor:

Address for Delivery of Securities to Investor (if not same as address for notice):

Subscription Amount ($ or exchanged securities): $1,150,000________

Principal Amount (Subscription Amount / 0.8): $1,437,500___________

Warrant Shares (subject to adjustment as set forth in the Warrant):_2,613,636________________

Incentive Shares:_522,727______________

EIN Number: _______________________

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Appendix A

Note

30

Appendix B

Warrant

31

Appendix C

Investor Questionnaire

32

Appendix D

Security Agreement

33

Appendix E

Subsidiary Guarantee

34